                                                                    EXHIBIT 99.2

PROLOGIS TRUST
                                                            Note: This is not a Proxy

EquiServe Trust Company, N.A.                   Please mark [X] the appropriate box to enroll or
P.O. Box 43010                                  change your current plan option. DO NOT RETURN THIS
Providence, RI 02940-3010                       CARD UNLESS YOU HAVE SELECTED ONE OF THE FOLLOWING
                                                OPTIONS:

DIVIDEND REINVESTMENT AND SHARE PURCHASE PLAN   [ ] FULL DISTRIBUTION REINVESTMENT: I wish to
SHAREHOLDER AUTHORIZATION FORM                      reinvest cash distributions on all shares
                                                    registered in my name. I may also make optional
                                                    cash payments of a minimum of $200 up to a
                                                    maximum of $5,000 per month.

                                                [ ] PARTIAL DISTRIBUTION REINVESTMENT: I wish to
                                                    receive cash distributions on ______ whole
                                                    shares registered in my name and to reinvest the
                                                    cash distributions on the remainder of any
                                                    shares registered in my name. I understand that
                                                    the agent will automatically reinvest the
                                                    distributions on all of my dividend reinvestment
                                                    plan shares. I may also make optional cash
                                                    payments.

                                                [ ] CASH DISTRIBUTIONS: I wish to receive cash
                                                    distributions on all shares registered in my
                                                    name. I understand that the agent will
                                                    automatically reinvest the distributions on all
                                                    of my dividend reinvestment plan shares. I may
                                                    also make optional cash payments. Please make
                                                    your check or money order payable to "EquiServe
                                                    - ProLogis Trust."

                                                If you have an address change, please mark the
                                                box to the right and indicate the change on the
                                                reverse side of this form.                       [ ]
                                       /  /
-----------------------------------  --------
SIGNATURE(S) OF REGISTERED OWNER(S)    DATE
- ALL REGISTERED OWNERS MUST SIGN

                              - Detach Card Here -

        PLEASE READ CAREFULLY BEFORE SIGNING. TEAR ALONG PERFORATION AND
          RETURN THE TOP PORTION TO EQUISERVE IN THE ENVELOPE PROVIDED.
                   KEEP THE BOTTOM PORTION FOR YOUR REFERENCE.

                           INVESTMENT OPTIONS FOR THE
          PROLOGIS TRUST DIVIDEND REINVESTMENT AND SHARE PURCHASE PLAN

FULL DISTRIBUTION REINVESTMENT - The distributions on all ProLogis Trust shares registered in your name (including certificate and book shares) as well as the distributions on all your dividend reinvestment plan shares will be invested to purchase additional shares. You may also invest by making optional cash payments of at least $200 up to a maximum of $5,000 per month.

PARTIAL DISTRIBUTION REINVESTMENT - The distributions on less than all ProLogis Trust shares registered in your name (including certificate and book shares) may be reinvested in the plan. For example, if 300 shares are registered in your name and you want to receive cash distributions on 100 shares, check the "Partial Distribution Reinvestment" box and write 100 in the blank line. (The cash distributions you wish to receive must be in full shares.) Distributions on the remaining shares registered in your name will be reinvested to purchase additional shares. The distribution on all your dividend reinvestment plan shares will be invested to purchase additional shares. You may also invest by making optional cash payments of at least $200 up to a maximum of $5,000 per month.

CASH DISTRIBUTIONS - You may make optional cash payments of at least $200 up to a maximum of $5,000 per month without reinvesting distributions on the ProLogis Trust shares registered in your name (including certificate and book shares). Distributions on all dividend reinvestment plan shares will automatically be invested to purchase additional shares. The agent must receive optional cash payments by the "Optional Cash Payment Due Date" as defined in the plan prospectus.

QUESTIONS - if you have any questions, please write to ProLogis Trust at EquiServe Trust Company, N.A., P.O. Box 43010, Providence RI 02940-3010 or call toll-free: (800) 956-3378.

Your participation in the plan is subject to the terms set forth in the accompanying prospectus. You may terminate participation in the plan at any time by notifying EquiServe.

DO NOT RETURN THIS FORM UNLESS YOU INTEND TO PARTICIPATE IN THE PLAN SINCE THIS FORM AUTHORIZES EQUISERVE TO ENROLL YOUR ACCOUNT IN THE PLAN. IF THIS FORM IS SIGNED BUT NO BOX IS CHECKED, OR IF THE PARTIAL DISTRIBUTION REINVESTMENT BOX IS CHECKED BUT A NUMBER OF SHARES IS NOT SPECIFIED, YOU WILL BE DEEMED TO HAVE SELECTED THE FULL DISTRIBUTION REINVESTMENT OPTION.